================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 27, 2004

                         The Robert Mondavi Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

        33-61516                                          94-2765451
(Commission File Number)                       (IRS Employer Identification No.)

           841 Latour Court
           Napa, California                                           94558
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (707) 226-1395


                             ----------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

     Item 2.02. Results of Operations and Financial Condition

     On October 27, 2004, The Robert Mondavi Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.


     Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

           Exhibits No.                    Description

           -------------------------------------------

           99.1                             Press Release dated October 27, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The Robert Mondavi Corporation

Date: October 27, 2004                      By: /s/ Henry J. Salvo., Jr.
      ----------------                          --------------------------------
                                                Name:  Henry J. Salvo, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer